EXHIBIT 10.3

NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON ITS EXERCISE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD, OR OTHERWISE TRANSFERRED, PLEDGED, OR HYPOTHECATED UNLESS (I) PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT OR (II) IN COMPLIANCE WITH AN EXEMPTION THEREFROM AND ACCOMPANIED, IF REQUESTED BY TAG-IT PACIFIC, INC., WITH AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH TRANSFER IS IN COMPLIANCE WITH AN EXEMPTION THEREFROM.

             THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUED UPON
                 ITS EXERCISE ARE SUBJECT TO THE RESTRICTIONS ON
                TRANSFER SET FORTH IN ARTICLE II OF THIS WARRANT

Warrant No. CS-____                                    Number of Shares: ___,000
                                                         (subject to adjustment)
Date of Issuance: November 9, 2004

                              TAG-IT PACIFIC, INC.

                          COMMON STOCK PURCHASE WARRANT


         THIS IS TO CERTIFY THAT, for value received, subsequent to December 9, 2004, _______________, a _____________, or its permitted assigns (the
"REGISTERED HOLDER"), is entitled to purchase from TAG-IT PACIFIC, INC., a Delaware corporation (the "COMPANy"), at the place where the Warrant Office designated pursuant to Section 2.1 is located, at a purchase price per share of $3.65 (as adjusted pursuant to the terms of this Warrant, the "EXERCISE PRICE"), ___, 000 shares of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock, $0.001 par value per share, of the Company, and is entitled also to exercise the other appurtenant rights, powers and privileges hereinafter set forth. The number of shares of the Common Stock purchasable hereunder and the Exercise Price are subject to adjustment in accordance with
Article III hereof. This Warrant shall expire at 5:00 p.m., Los Angeles time, on November 9, 2009.

         Certain Terms used in this Warrant are defined in Article IV.

                                    ARTICLE I

                               EXERCISE OF WARRANT

         1.1 METHOD OF EXERCISE. This Warrant may be exercised by the Registered Holder as a whole or in part from time to time subsequent to December 9, 2004, until November 9, 2009, at which time this Warrant shall expire and be of no further force or effect; PROVIDED, HOWEVER, that the minimum number of Warrant Shares that may be purchased on a single exercise shall be 10,000 or the entire number of shares remaining available for exercise hereunder, whichever is less. To exercise this Warrant, the Registered Holder or permitted assignees of all rights of the Registered Holder shall deliver to the Company, at the Warrant Office designated in Section 2.1(a), a written notice in the form of the Purchase Form attached as Exhibit A hereto, stating therein the election of the Registered Holder or such permitted assignees of the Registered Holder to exercise this Warrant in the manner provided in the Purchase Form, (b) payment in full of the Exercise Price (in the manner described below) for all Warrant Shares purchased hereunder, and (c) this Warrant. Subject to compliance with Section 3.1(a)(vi), this Warrant shall be deemed to be exercised on the date of receipt by the Company of the Purchase Form, accompanied by payment for the Warrant Shares to be purchased and surrender of this Warrant, as aforesaid, and such date is referred to herein as the "EXERCISE DATE." Upon such exercise (subject as aforesaid), the Company shall issue and deliver to the Registered Holder a certificate for the full number of the Warrant Shares purchasable by the Registered Holder hereunder, against the receipt by the Company of the total Exercise Price payable hereunder for all such Warrant Shares, (a) in cash or by certified or cashier's check or
(b) by surrendering Warrant Shares having a Current Market Price equal to the Exercise Price for all the Warrant Shares so purchased. The Person in whose name the certificate(s) for Common Stock is to be issued shall be deemed to have become a holder of record of such Common Stock on the Exercise Date.

         1.2 NET EXERCISE. Notwithstanding any provisions herein to the contrary, if the Current Market Price of one share of Common Stock is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Warrant by payment of cash, the Registered Holder may elect to receive Warrant Shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the Warrant Office together with the properly endorsed Purchase Form in which event the Company shall issue the Registered Holder a number of shares of Common Stock computed as follows:

                                   X = Y(A-B)
                                       ------
                                         A

Where:            X =      the number of shares of Common  Stock to be issued to
                           the Registered Holder.
                  Y =      the  number of shares  of  Common  Stock  purchasable
                           under  the  Warrant  or,  if  only a  portion  of the
                           Warrant  is  being  exercised,  the  portion  of  the
                           Warrant   being   canceled   (at  the  date  of  such
                           calculation)
                  A =      the Current Market Price of one share of Common Stock
                           (at the date of such calculation)
                  B =      Exercise  Price  (as  adjusted  to the  date  of such
                           calculation)

         1.3 FRACTIONAL SHARES. No fractional shares of Common Stock shall be issued upon exercise of this Warrant. Instead of any fractional shares of Common Stock that would otherwise be issuable upon exercise of this Warrant, the Company shall pay a cash adjustment in respect of such fractional interest equal to the fair market value of such fractional interest as determined in good faith by the Board of Directors.

         1.4 TERMINATION. Notwithstanding any other provision of this Warrant, the right to exercise this Warrant shall terminate upon the first to occur of (a) at the close of business on November 9, 2009 or (b) the closing date of an Asset Transfer or Acquisition.

         1.5 RESTRICTIONS ON EXERCISE AMOUNT. The Holder may not acquire a number of Warrant Shares to the extent that, upon such exercise, the number of shares of Common Stock then beneficially owned by such Registered Holder and its Affiliates and any other persons or entities whose beneficial ownership of Common Stock would be aggregated with the Registered Holder's for purposes of
Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (including shares held by any "group" of which the holder is a member, but excluding shares beneficially owned by virtue of the ownership of securities or rights to acquire securities that have limitations on the right to convert, exercise or purchase similar to the limitation set forth herein), exceeds [4.99%] [9.99%] of the total number of shares of Common Stock of the Company then issued and outstanding. For purposes hereof, "group" has the meaning set forth in Section 13(d) of the Exchange Act and applicable regulations of the Securities and Exchange Commission, and the percentage held by the Registered Holder shall be determined in a manner consistent with the provisions of Section 13(d) of the Exchange Act. Each delivery of a notice of exercise by a Registered Holder will constitute a representation by such Registered Holder that it has evaluated the limitation set forth in this paragraph and determined, based on the most recent public filings by the Company with the Commission, that the issuance of the full number of shares of Warrant Shares requested in such notice of exercise is permitted under this paragraph. The holders of Common Stock of the Company shall be third party beneficiaries of this Section 1.5 and the Company may not waive this Section 1.5 without the consent of holders of a majority of its Common Stock.

                                   ARTICLE II

                            WARRANT OFFICE; TRANSFER

         2.1 WARRANT OFFICE. The Company shall maintain an office for certain purposes specified herein (the "WARRANT OFFICE"), which office shall initially be the Company's office at 21900 Burbank Boulevard, Suite 270, Woodland Hills, California 91367, and may subsequently be such other office of the Company or of any transfer agent of the Common Stock in the continental United States of which written notice has previously been given to the Registered Holder. The Company shall maintain, at the Warrant Office, a register for the Warrant in which the Company shall record the name and address of the Registered Holder, as well as the name and address of each permitted assignee of the rights of the Registered Holder.

         2.2 OWNERSHIP OF WARRANT. The Company may deem and treat the Registered Holder as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary, until presentation of this Warrant for registration of transfer as provided in this
Article II.

         2.3 TRANSFER OF WARRANTS. The Company agrees to maintain at the Warrant Office books for the registration and transfer of this Warrant. This Warrant may be transferred in whole or in part to any person or entity as long as (a) such transfer is effected in accordance with applicable securities laws;
(b) such transferee agrees in writing to become subject to the terms of this Warrant; and (c) the Company is given written notice by such Registered Holder of such transfer, stating the name and address of the transferee or assignee and identifying the portion of this Warrant being transferred. The Company, from time to time, shall register the transfer of this Warrant in such books upon surrender of this Warrant at the Warrant Office, properly endorsed, together with a written assignment of this Warrant, substantially in the form of the Assignment attached as Exhibit B hereto. Upon any such transfer, a new Warrant shall be issued to the transferee, and the Company shall cancel the surrendered Warrant. The Registered Holder shall pay all taxes and all other expenses and charges payable in connection with the transfer of Warrants pursuant to this
Section 2.3.

         2.4 REGISTRATION RIGHTS. The Company agrees (a) that the Warrant Shares shall be "Registrable Securities" under the Registration Rights Agreement (the "Registration Rights Agreement") between the Company and the purchasers of shares of Common Stock of the Company issued and sold pursuant to the terms of the Placement Agent Agreement dated as of November 9, 2004, between the Company and Sanders Morris Harris Inc. and (b) that the Registered Holder shall have the rights and obligations of a Holder set forth on the Registration Rights Agreement.

         2.5 NO RIGHTS AS SHAREHOLDER UNTIL EXERCISE. This Warrant does not entitle the Registered Holder to any voting rights or other rights as a shareholder of the Company prior to the exercise hereof. Upon the surrender of this Warrant and the payment of the aggregate Exercise Price, the Warrant Shares so purchased shall be and be deemed to be issued to the Registered Holder as the record owner of such shares as of the close of business on the later of the date of such surrender or payment.

         2.6      EXPENSES  OF  DELIVERY  OF  WARRANTS.  Except as  provided  in
Section 2.3 above, the Company shall pay all reasonable expenses, taxes (other than transfer taxes) and other charges payable in connection with the preparation, issuance and delivery of Warrants and related Warrant Shares hereunder.

         2.7 COMPLIANCE WITH SECURITIES LAWS. The Registered Holder (and its transferees and assigns), by acceptance of this Warrant, covenants and agrees that such Registered Holder is acquiring the Warrants evidenced hereby, and, upon exercise hereof, the Warrant Shares, for its own account as an investment and not with a view to distribution thereof. Neither this Warrant nor the Warrant Shares issuable hereunder have been registered under the Securities Act or any state securities laws and no transfer of this Warrant or any Warrant Shares shall be permitted unless the Company has received notice of such transfer in the form of the assignment attached hereto as EXHIBIT B, accompanied, if requested by the Company, by an opinion of counsel reasonably satisfactory to the Company that an exemption from registration of such Warrant or Warrant Shares under the Securities Act is available for such transfer, except that no such opinion shall be required after the registration for resale of the Warrant Shares has become effective. Upon any exercise of the Warrants prior to effective registration for resale or except as in accordance with Rule 144 under the Securities Act, certificates representing the Warrant Shares shall bear a restrictive legend substantially identical to that set forth as follows:

         "The  securities   represented  by  this   certificate  have  not  been
         registered under the Securities Act of 1933, as amended, or the securities laws of any state (collectively, the "Acts"). Neither the shares nor any interest therein may be offered, sold, transferred, pledged, or otherwise disposed of in the absence of an effective registration statement with respect to the shares under all of the applicable Acts, or an opinion of counsel satisfactory to the Company to the effect that such registrations are not required."

         Any purported transfer of the Warrant or Warrant Shares not in compliance with the provisions of this section shall be null and void. Stop transfer instructions have been or will be imposed with respect to the Warrant Shares so as to restrict resale or other transfer thereof, subject to this
Section 2.7.

                                   ARTICLE III

                            ANTI-DILUTION PROVISIONS

         3.1 ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF WARRANT SHARES. The Exercise Price shall be subject to adjustment from time to time as hereinafter provided in this Article III. Upon each adjustment of the Exercise Price, except pursuant to Sections 3.1(a)(iii), (iv), and (v), the Registered Holder shall thereafter be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of shares of the Common Stock obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares of the Common Stock purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

         (a) EXERCISE PRICE ADJUSTMENTS. The Exercise Price shall be subject to adjustment from time to time as follows:

                  (i) ADJUSTMENT FOR STOCK SPLITS AND COMBINATIONS. If the Company shall, at any time or from time to time after the date hereof (the "ORIGINAL ISSUE DATE") while this Warrant remains outstanding, effect a subdivision of the outstanding Common Stock, the Exercise Price in effect immediately before such subdivision shall be proportionately decreased. Conversely, if the Company shall at any time or from time to time after the Original Issue Date combine the outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect immediately before such combination shall be proportionately increased. Any adjustment under this Section 3.1(a)(i) shall become effective at the close of business on the date the subdivision or combination becomes effective.

                  (ii) ADJUSTMENT FOR COMMON STOCK DIVIDENDS AND DISTRIBUTIONS. If the Company, at any time or from time to time after the Original Issue Date while this Warrant remains outstanding makes, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, in each such event the Exercise Price that is then in effect shall be decreased as of the time of such issuance or, in the event such record date is fixed, as of the close of business on such record date, by multiplying the Exercise Price then in effect by a fraction (i) the numerator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and
         (ii) the denominator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution; provided, HOWEVER, that if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Exercise Price shall be recomputed accordingly as of the close of business on such record date, and thereafter the Exercise Price shall be adjusted pursuant to this
         Section 3.1(a)(ii) to reflect the actual payment of such dividend or distribution.

                  (iii) ADJUSTMENT FOR RECLASSIFICATION, EXCHANGE AND SUBSTITUTION. If at any time or from time to time after the Original Issue Date while this Warrant remains outstanding, the Common Stock is changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification or otherwise (other than an Acquisition, Asset Transfer, subdivision or combination of shares, stock dividend, reorganization, merger, consolidation, or sale of assets provided for elsewhere in this Section 3.1(a)), in any such event the Registered Holder shall have the right thereafter to convert such stock into the kind and amount of stock and other securities and property receivable upon such recapitalization, reclassification or other change by holders of the maximum number of shares of Common Stock into which such shares of Common Stock could have been converted immediately prior to such recapitalization, reclassification or change, all subject to further adjustment as provided herein or with respect to such other securities or property by the terms thereof.

                  (iv) REORGANIZATIONS, MERGERS, CONSOLIDATIONS OR SALES OF ASSETS. If at any time or from time to time after the Original Issue Date while this Warrant remains outstanding, there is a capital reorganization of the Common Stock (other than an Acquisition, Asset Transfer, recapitalization, or subdivision, combination, reclassification, exchange, or substitution of shares provided for elsewhere in this Section 3.1(a)), as a part of such capital reorganization, provision shall be made so that the Registered Holder shall thereafter be entitled to receive upon exercise hereof the number of shares of stock or other securities or property of the Company to which a holder of the number of shares of Common Stock deliverable upon exercise immediately prior to such event would have been entitled as a result of such capital reorganization, subject to adjustment in respect of such stock or securities by the terms thereof. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 3.1(a) with respect to the rights of the Registered Holder after the capital reorganization to the end that the provisions of this Section 3.1(a) (including adjustment of the Exercise Price then in effect and the number of shares issuable upon exercise) shall be applicable after that event and be as nearly equivalent as practicable.

                  (v) ROUNDING OF CALCULATIONS; MINIMUM ADJUSTMENT. All calculations under this Section 3.1(a) and under Section 3.1(b) shall be made to the nearest cent. Any provision of this Section 3.1 to the contrary notwithstanding, no adjustment in the Exercise Price shall be made if the amount of such adjustment would be less than one percent, but any such amount shall be carried forward and an adjustment with respect thereto shall be made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate one percent or more.

                  (vi) TIMING OF ISSUANCE OF ADDITIONAL COMMON STOCK UPON CERTAIN ADJUSTMENTS. In any case in which the provisions of this
         Section 3.1(a) shall require that an adjustment shall become effective immediately after a record date for an event, the Company may defer until the occurrence of such event issuing to the Registered Holder after such record date and before the occurrence of such event the additional shares of Common Stock or other property issuable or deliverable upon exercise by reason of the adjustment required by such event over and above the shares of Common Stock or other property issuable or deliverable upon such exercise before giving effect to such adjustment; PROVIDED, HOWEVER, that the Company upon request shall deliver to such Registered Holder a due bill or other appropriate instrument evidencing such Registered Holder's right to receive such additional shares or other property, and such cash, upon the occurrence of the event requiring such adjustment.

                  (vii) VOLUNTARY ADJUSTMENT BY THE COMPANY. The Company may at any time during the term of this Warrant, reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors, in its sole discretion, of the Company.

         (b) CURRENT MARKET PRICE. The "CURRENT MARKET PRICE" shall mean, as of any date, 5% of the sum of the average, for each of the 20 consecutive Trading Days immediately prior to such date, of either: (i) the high and low sales prices of the Common Stock on such Trading Day as reported on the composite tape for the principal national securities exchange on which the Common Stock may then be listed, or (ii) if the Common Stock shall not be so listed on any such Trading Day, the high and low sales prices of Common Stock in the over-the-counter market as reported by the Nasdaq Stock Market for National Market Securities, or (iii) if the Common Shares shall not be included in the Nasdaq Stock Market as a National Market Security on any such Trading Day, the representative bid and asked prices at the end of such Trading Day in such market as reported by the Nasdaq Stock Market or (iv) if there be no such representative prices reported by the Nasdaq Stock Market, the lowest bid and highest asked prices at the end of such Trading Day in the over-the-counter market as reported by the OTC Electronic Bulletin Board or National Quotation Bureau, Inc., or any successor organization. For purposes of determining Current Market Price, the term "TRADING DAY" shall mean a day on which an amount greater than zero can be calculated with respect to the Common Stock under any one or more of the foregoing categories (i), (ii), (iii) and (iv), and the "end" thereof, for the purposes of categories (iii) and (iv), shall mean the exact time at which trading shall end on the New York Stock Exchange. If the Current Market Price cannot be determined under any of the foregoing methods, Current Market Price shall mean the fair value per share of Common Stock on such date as determined by the Board of Directors in good faith, irrespective of any accounting treatment.

         (c) STATEMENT REGARDING ADJUSTMENTS. Whenever the Exercise Price shall be adjusted as provided in Section 3.1(a), and upon each change in the number of shares of the Common Stock issuable upon exercise of this Warrant, the Company shall forthwith file, at the office of any transfer agent for this Warrant and at the principal office of the Company, a statement showing in detail the facts requiring such adjustment and the Exercise Price and new number of shares issuable that shall be in effect after such adjustment, and the Company shall also cause a copy of such statement to be given to the Registered Holder. Each such statement shall be signed by the Company's chief financial or accounting officer. Where appropriate, such copy may be given in advance and may be included as part of a notice required to be mailed under the provisions of
Section 3.1(d).

         (d) NOTICE TO HOLDERS. In the event the Company shall propose to take any action of the type described in clause (iii) or (iv) of Section 3.1(a), the Company shall give notice to the Registered Holder, in the manner set forth in Section 6.6, which notice shall specify the record date, if any, with respect to any such action and the approximate date on which such action is to take place. Such notice shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Exercise Price and the number, kind or class of shares or other securities or property which shall be deliverable upon exercise of this Warrant. In the case of any action which would require the fixing of a record date, such notice shall be given at least 10 days prior to the date so fixed, and in case of all other action, such notice shall be given at least 15 days prior to the taking of such proposed action. Failure to give such notice, or any defect therein, shall not affect the legality or validity of any such action.

         (e) TREASURY STOCK. For the purposes of this Section 3.1, the sale or other disposition of any Common Stock of the Company theretofore held in its treasury shall be deemed to be an issuance thereof.

         3.2 COSTS. The Registered Holder shall pay all documentary, stamp, transfer or other transactional taxes attributable to the issuance or delivery of the Warrant Shares upon exercise of this Warrant. Additionally, the Company shall not be required to pay any taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificate for such Warrant Shares. The Registered Holder shall reimburse the Company for any such taxes assessed against the Company.

         3.3 RESERVATIONS OF SHARES. The Company shall reserve at all times so long as this Warrant remains outstanding, free from preemptive rights, out of its treasury Common Stock or its authorized but unissued shares of Common Stock, or both, solely for the purpose of effecting the exercise of this Warrant, sufficient shares of Common Stock to provide for the exercise hereof.

         3.4 VALID ISSUANCE. All shares of Common Stock which may be issued upon exercise of this Warrant will upon issuance by the Company be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof attributable to any act or omission by the Company, and the Company shall take no action which will cause a contrary result (including without limitation, any action which would cause the Exercise Price to be less than the par value, if any, of the Common Stock).

                                   ARTICLE IV

                                  TERMS DEFINED

         As used in this Warrant, unless the context otherwise requires, the following terms have the respective meanings set forth below or in the Section indicated:

         ACQUISITION means (a) any consolidation or merger of the Company with or into any other corporation or other entity or Person, or any other corporate reorganization, in which the individuals and entities who were beneficial owners of the Common Stock immediately prior to such transaction beneficially own, directly or indirectly, less than 50% of the outstanding securities entitled to vote generally in the election of directors of the resulting, surviving, or acquiring corporation in such transaction or (b) any transaction or series of related transactions to which the Company is a party in which in excess of 50% of the outstanding securities entitled to vote generally in the election of director of the Company are transferred, excluding any consolidation or merger effected exclusively to change the domicile of the Company.

         ASSET TRANSFER means a sale, lease, or other disposition of all or substantially all of the assets of the Company to another Person.

         BOARD OF DIRECTORS means the Board of Directors of the Company.

         COMMON STOCK means the Company's authorized Common Stock, $0.001 par value per share.

         COMPANY means Tag-It Pacific, Inc., a Delaware corporation, and any other corporation assuming or required to assume the obligations undertaken in connection with this Warrant.

         CURRENT MARKET PRICE is defined in Section 3.1(b).

         EXCHANGE ACT is defined in Section 1.1.

         EXERCISE DATE is defined in Section 1.1.

         EXERCISE PRICE is defined in the Preamble.

         ORIGINAL ISSUE DATE is defined in Section 3.1(a)(i).

         OUTSTANDING means when used with reference to Common Stock at any date, all issued shares of Common Stock (including, but without duplication, shares deemed issued pursuant to Article III) at such date, except shares then held in the treasury of the Company.

         PERSON  means  any   individual,   corporation,   partnership,   trust,
organization, association or other entity.

         REGISTERED HOLDER is defined in the Preamble.

         SECURITIES ACT means the Securities Act of 1933 and the rules and regulations promulgated thereunder, all as the same shall be in effect at the time.

         TRADING DAY is defined in Section 3.1(b).

         WARRANT means this Warrant and any successor or replacement Warrant delivered in accordance with Section 2.3 or 6.8.

         WARRANT OFFICE is defined in Section 2.1.

         WARRANT   SHARES  means  the  shares  of  Common  Stock   purchased  or
purchasable by the Registered Holder, or the permitted assignees of such Registered Holder, upon exercise of this Warrant pursuant to Article I hereof.

                                    ARTICLE V

                             COVENANT OF THE COMPANY

         The Company covenants and agrees that this Warrant shall be binding upon any corporation succeeding to the Company by merger, consolidation, or acquisition of all or substantially all of the Company's assets.


                                   ARTICLE VI

                                  MISCELLANEOUS

         6.1 ENTIRE AGREEMENT. This Warrant and the Registration Rights Agreement contain the entire agreement between the Registered Holder and the Company with


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


respect to the Warrant Shares that it can purchase upon exercise hereof and the related transactions and supersedes all prior arrangements or understanding with respect thereto.

         6.2 GOVERNING LAW. This Warrant shall be governed by and construed in accordance with the internal laws of the State of Delaware, without regard to its conflict of law provisions.

         6.3 WAIVER AND AMENDMENT. Any term or provision of this Warrant may be waived at any time by the party which is entitled to the benefits thereof, and any term or provision of this Warrant may be amended or supplemented at any time by the written consent of the parties (it being agreed that an amendment to or waiver under any of the provisions of Article III of this Warrant shall not be considered an amendment of the number of Warrant Shares or the Exercise Price). No waiver by any party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising because of any prior or subsequent such occurrence.

         6.4 ILLEGALITY. In the event that any one or more of the provisions contained in this Warrant shall be determined to be invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in any other respect and the remaining provisions of this Warrant shall not, at the election of the party for whom the benefit of the provision exists, be in any way impaired.

         6.5 COPY OF WARRANT. A copy of this Warrant shall be filed among the records of the Company.

         6.6 NOTICE. Any notice or other document required or permitted to be given or delivered to the Registered Holder shall be delivered at, or sent by certified or registered mail to such Registered Holder at, the last address shown on the books of the Company maintained at the Warrant Office for the registration of this Warrant or at any more recent address of which the Registered Holder shall have notified the Company in writing. Any notice or other document required or permitted to be given or delivered to the Company, other than such notice or documents required to be delivered to the Warrant Office, shall be delivered at, or sent by certified or registered mail to, the office of the Company at 21900 Burbank Boulevard, Suite 270, Woodland Hills, California 91367 or any other address within the continental United States of America as shall have been designated in writing by the Company delivered to the Registered Holder.

         6.7 LIMITATION OF LIABILITY; NOT STOCKHOLDERS. Subject to the provisions of Article III, until the exercise of this Warrant, the Registered Holder shall not have or exercise any rights by virtue hereof as a stockholder of the Company, including, without limitation, the right to vote, to receive dividends and other distributions, or to receive notice of, or attend meetings of stockholders or any other proceedings of the Company. Until the exercise of this Warrant, no provision hereof, and no mere enumeration herein of the rights or privileges of the Registered Holder, shall give rise to any liability of such Registered Holder for the purchase price of any shares of Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

         6.8 EXCHANGE, LOSS, DESTRUCTION, ETC. OF WARRANT. Upon receipt of evidence satisfactory to the Company (an affidavit of the Registered Holder shall be satisfactory evidence) of the loss, theft, mutilation or destruction of this Warrant, and, in the case of any such loss, theft or destruction, upon delivery of a bond of indemnity in such form and amount as shall be reasonably satisfactory to the Company, or, in the event of such mutilation upon surrender and cancellation of this Warrant, the Company will make and deliver a new Warrant of like tenor, in lieu of such lost, stolen, destroyed or mutilated Warrant; PROVIDED, HOWEVER, that the original Registered Holder of this Warrant shall not be required to provide any such bond of indemnity and may in lieu thereof provide his agreement of indemnity. Any Warrant issued under the provisions of this Section 6.8 in lieu of any Warrant alleged to be lost, destroyed or stolen, or in lieu of any mutilated Warrant, shall constitute an original contractual obligation on the part of the Company. This Warrant shall be promptly canceled by the Company upon the surrender hereof in connection with any exchange or replacement. The Registered Holder of this Warrant shall pay all taxes (including securities transfer taxes) and all other expenses and charges payable in connection with the preparation, execution and delivery of replacement Warrant(s) pursuant to this Section 6.8.

         6.9 HEADINGS. The Article and Section and other headings herein are for convenience only and are not a part of this Warrant and shall not affect the interpretation thereof.

         6.10 SUCCESSORS AND ASSIGNS. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of Registered Holder. The provisions of this Warrant are intended to be for the benefit of all Registered Holders from time to time of this Warrant and shall be enforceable by any such Registered Holder or holder of Warrant Shares.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed in its name.

Dated: November 9, 2004

                                        TAG-IT PACIFIC, INC.



                                        By_____________________________
                                        Name:__________________________
                                        Title:_________________________

                                    Exhibit A

                                  PURCHASE FORM




To:      Tag-It Pacific, Inc.                            Dated:__________, 200__
         21900 Burbank Boulevard, Suite 270
         Woodland Hills, California 91367

         The undersigned, pursuant to the provisions set forth in the attached Warrant (No. ____), hereby irrevocably elects to purchase ________ shares of the Common Stock covered by such Warrant.

         The undersigned herewith makes payment of the full exercise price for such shares at the price per share provided for in such Warrant, which is $_____ per share in lawful money of the United States.



                                    [------------------------------]




                                    -------------------------------
                                    Name:__________________________
                                    Title:_________________________

                                    Exhibit B

                                   ASSIGNMENT

 For value received, _____________________________, hereby sells, assigns and transfers unto _______________________________ the within Warrant, together with all right, title and interest therein and does hereby irrevocably constitute and appoint _______________________ attorney, to transfer said Warrant on the books of the Company, with full power of substitution.



                                    --------------------------------

Dated: ___________________, 200_